Exhibit 99.2

Amcor & Bemis Combination – Creating the Global Leader in Consumer Packaging 6 August 2018

Disclaimer Cautionary Statement Regarding Forward-Looking Statements This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au).

Disclaimer continued Cautionary Statement Regarding Forward-Looking Statements cont. You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Legal Disclosures No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Important Additional Information Will Be Filed with the SEC In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov). Participants in the Solicitation Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC. Non-IFRS information Certain non-IFRS financial information has been presented within this presentation. This information is presented to assist in making appropriate comparisons with prior periods and to assess the operating performance of the business. Amcor uses these measures to assess the performance of the business and believes that the information is useful to investors. Non-IFRS information, including underlying earnings and average funds employed have not been audited but have been extracted from Amcor’s annual financial report.

Key messages Amcor and Bemis combination to create the global leader in consumer packaging ...Stronger value proposition for customers, employees and the environment Substantial value creation for all shareholders Two proud histories, one great future

Transaction overview Unanimously recommended by the Boards of Directors of both companies Key Terms All stock acquisition of Bemis at a fixed exchange ratio of 5.1 shares for each existing share of Bemis Implied price per Bemis share of US$57.75 representing an upfront premium of 25% to Bemis’ closing price of US$46.31 per share as of August 2, 20181 Amcor and Bemis shareholders are expected to own approximately 71% and 29%, respectively, of the combined company Effected through a merger of Amcor and Bemis into a newly created holding company (‘New Amcor’) incorporated in Jersey with an intended tax domicile in the UK after closing New Amcor will be listed on both the NYSE and the ASX Closing of the transaction is conditional upon the satisfaction of customary conditions including regulatory and shareholder approvals Estimated timing Subject to the satisfaction of the conditions to closing, the transaction is targeted to close in the first quarter of calendar year 2019 August 2, 2018 being the last trading day prior to market speculation on August 3, 2018 in relation to a transaction between Amcor and Bemis

Strategic rationale Best-in-class operating and innovation capabilities Comprehensive global footprint Greater scale to better serve customers in every region Increased exposure to attractive end markets & product segments Continued strong commitment to environmental sustainability Greater depth of management talent Stronger value proposition for customers, employees and the environment

Financial rationale Compelling transaction metrics Stronger financial profile going forward Greater liquidity for investors Cash and tax free Substantial value creation for all shareholders

Bemis - overview

- Founded in Missouri in 1858
- US$4bn sales; US$4bn market cap; NYSE listed
- Leading position in flexible packaging
- ~56 plants, ~16,000 employees, 12 countries


Peach Mango
BACON JERKY


US$4bn sales
29%
13%
9%
49%
Meat & cheese
Dairy & Liquid
Healthcare
Other


US$4bn sales
70%
18%
5%
7%
North America
Latam
Asia
EMEA


US$4bn sales
95%
5%
Flexible packaging
Rigid packaging

Note: Based on CY17 (CY16 for end market analysis). Bemis Flexibles / Rigid Plastics split based on Amcor management estimates
Sales and Market cap as at August 2, 2018

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Amcor - overview Founded in Australia in 1860s US$9bn sales, A$18bn market cap, ASX listed Global leader: flexible and rigid plastic consumer packaging ~195 plants, ~35,000 employees, 43 countries Note: Based on CY17 Sales and Market cap as at August 3, 2018 US$9bn sales US$9bn sales US$9bn sales

Flexible packaging

The global leader in flexible packaging

Comprehensive global flexible packaging footprint

Amcor Flexibles[1] | Bemis[2] | Combined company


US$5bn
~110 plants
US$4bn
~50 plants
US$9bn
~160 plants
North America
Latin America
Asia Pacific
EMEA

1. Based on CY17 revenues, excluding specialty cartons
2. Amcor management estimates based on Bemis CY17 revenues

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Leadership positions and scale in all key regions Flexible packaging Note: Revenue in US$ billion and based on CY17 revenues; Amcor revenues exclude specialty cartons; Bemis amounts based on Amcor estimates of CY17 revenues 11 1.2 1.4 0.2 Arctic Blizzard Combined company Flexibles Asia 0.5 3.4 2.8 Arctic Blizzard Combined company Flexibles North America 0.4 0.9 0.5 Arctic Blizzard Combined company Flexibles Latin America 2.9 3.2 0.3 Arctic Blizzard Combined company Flexibles Europe

Best-in-class capabilities and management talent Greater differentiation stronger team best-in-class capabilities global platform Amcor Track record of growth through acquisition and integration excellence Strong relationships with a range of Global Key Accounts Long history of profitable emerging markets participation Differentiated capabilities to drive commercial and operational productivity benefits through The Amcor Way Strong relationships with key customers Well earned reputation as a material sciences innovator and technology leader Material science expertise and film technologies (e.g., ICE films, ColdSpring, PerfecSpring) R&D talent and innovation centres Amcor brings Bemis brings Flexible packaging

The first packaging company pledging to develop all packaging to be recyclable or reusable by 2025 Significantly increase our use of recycled materials in our packaging Work with others to drive consistently greater worldwide recycling of packaging Develop all our packaging to be recyclable or reusable by 2025 Sustainability leadership – Amcor Pledge

Significant cost synergy benefits Substantial cost synergy opportunity of US$180 million p.a. (4-5% of Bemis sales)1 Incremental to Bemis’ “Agility” improvement plan Any additional synergies would be additive to the transaction metrics Estimated costs expected to be incurred in years 1 and 2 40% 20% 40% 100% Potential for additional sources of synergies2 Estimated US$180 million cost synergies Estimated cost to implement of US$150 million3 expected to be funded by capex and working capital synergies 14

Amcor enhanced financial profile going forward

~US$17bn
MARKET CAP [1]

~US$13bn
SALES

~US$2.2bn
EBITDA [2]

~US$115m
R&D SPEND

US$1bn+
CASH FLOW [3]

Strong
BALANCE SHEET [4]

amcor Bemis

1. Excluding the value of capitalized synergies
2. Inclusive of US$180 million pre tax cost synergies
3. After capital expenditure before dividends
4. Investment grade with immediate capacity for further investment

15

Combination creates the global leader in consumer packaging

Global reach and broad product offering



US$13bn sales
Geographic mix[1]
45%
24%
4%
14%
8%
5%
North America
Europe
ANZ
LatAm
Asia
Other EM



US$13bn sales
Product mix[2]
45%
22%
15%
12%
5%
Food
Beverage
Other
Healthcare
HPC



US$13bn sales
Segment mix[3]
66%
22%
9%
3%
Flexible packaging
Rigid Plastics
Specialty Cartons
Closures

Revenue and facilities by region

North America
~US$6.0bn sales
~80 facilities

Latin America
~US$1.8bn sales
~50 facilities

EMEA
~US$3.9bn sales
~70 facilities

APAC
~US$1.6bn sales
~45 facilities

amcor Bemis

1. Based on CY17 revenues; Europe Includes Amcor's Western Europe region and Bemis' Europe region as of CY17; LatAm includes Bemis' Brazil and Other Americas regions
2. Based on Amcor's CY17 revenues business mix
3. Based on CY17 revenues; Bemis Flexibles / Rigid Plastics split based on Amcor management estimates

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Structure expected to enhance liquidity for investors Combination to be achieved through merging Amcor and Bemis into a newly created holding company (‘New Amcor’) incorporated in Jersey with intended tax residence in the UK after closing 1:1 share exchange for Amcor shareholders1 5.1:1 share exchange for Bemis shareholders Amcor and Bemis shareholders expected to own approximately 71% and 29% respectively of the combined company Primary listing on NYSE and a listing on ASX (via CDIs) Expected S&P500 index inclusion on combined market cap Pro-rata CDI inclusion in the S&P / ASX 200 Transaction structure Amcor Bemis New Amcor Listing: NYSE (primary) & ASX Amcor Shareholders ASX listed CDIs or NYSE listed common stock Bemis Shareholders NYSE listed common stock ~71% of New Amcor ~29% of New Amcor Two major global listings and increased index weighting expected to maximise liquidity for investors Existing Amcor shareholders will have the option to receive one New Amcor ASX listed CDI or one New Amcor NYSE listed share for each Amcor share held

Summary Amcor and Bemis combination to create the global leader in consumer packaging ...Stronger value proposition for customers, employees and the environment Substantial value creation for all shareholders Two proud histories, one great future 18

Amcor & Bemis Combination Creating the Global Leader in Consumer Packaging 6 August 2018

Strategic rationale Comprehensive global footprint Unique, truly global flexible packaging supplier Comprehensive flexible packaging footprint across all key regions, including larger, more balanced & profitable emerging markets business ~US$3.5 billion sales in ~30 emerging markets Greater scale to better serve customers in every region Increased economies of scale Leadership positions in all key regions Greater size and resources Increased exposure to attractive end markets & product segments Enhanced growth profile from greater global participation in protein and healthcare packaging, leveraging innovative technologies in barrier films and foils Opportunities to extend participation globally Best-in-class operating and innovation capabilities Greater differentiation from deploying proven, industry-leading commercial, operational and R&D capabilities globally Continued strong commitment to environmental sustainability Enhanced capabilities behind Amcor’s pledge to develop all recyclable or reusable packaging products by 2025 Greater depth of management talent Ability to leverage the management talent of both companies Stronger combined team will create a stronger company Stronger value proposition for customers, employees and the environment 20

Financial rationale Compelling transaction metrics All-stock acquisition at an implied value in line with Amcor’s current trading EV/EBITDA multiple, pre synergies US$180 million of pre-tax annual cost synergies by the end of year 31 Double digit proforma EPS2 accretion for all shareholders3 Double digit returns in excess of Amcor’s WACC Stronger financial profile going forward Revenue of more than US$13 billion and EBITDA of US$2.2 billion3 Combined estimated market capitalisation of US$17 billion4 Higher margins through the delivery of cost synergies Potential to grow at higher rates over the long term through a stronger customer value proposition and increased exposures to attractive segments Annual free cash flow of more than US$1 billion5 Investment grade balance sheet with immediate capacity for further investment Greater liquidity for investors Two major global listings – NYSE and ASX Expected inclusion in the S&P500 and S&P / ASX 200 indexes Cash and tax free For all shareholders in a share for share exchange Substantial value creation for all shareholders 21 Incremental to Bemis’ “Agility” improvement plan Excludes the impact of purchase accounting After taking into account US$180 million pre-tax cost synergies Excluding the value of capitalized synergies Defined as cash from operations after capital expenditure, before dividends

Financial effects and governance Financial effects A compelling, progressive dividend which will continue to be an important component of annual shareholder returns Post closing, the first annual dividend paid by Amcor is expected to be no less than the value of the last annual dividend per share declared by Amcor prior to completion of the transaction, providing significant dividend per share accretion to Bemis shareholders An on-going capital allocation philosophy consistent with Amcor’s shareholder value creation framework Governance On completion of the transaction, Amcor’s Board will expand as 3 current Bemis directors will join 8 current Amcor directors resulting in a Board with 11 directors in total Amcor’s current Chairman, Graeme Liebelt and current CEO Ron Delia will continue in those roles after the transaction and Mr Delia will continue to serve as the only Executive Director on the Board Amcor will continue to maintain a critical presence in Wisconsin and other key Bemis locations. The combined company also expects to leverage Bemis’ plant network and innovation centre while continuing to invest in the US 22

Amcor - Strong financial metrics and consistent margin improvement Amcor Key financials (FY17 US$) Revenue $9.1bn Net Income $701mm EBITDA $1.4bn Effective Tax Rate 20.3% EBITDA Margin 15.9% RoAFE 20.4% 23

Amcor strategy Significant growth opportunities THE leading global packaging company Our Businesses FOCUSED PORTFOLIO Our Differentiated Capabilities THE AMCOR WAY Our Aspiration WINNING FOR CUSTOMERS, EMPLOYEES, INVESTORS AND THE ENVIRONMENT FLEXIBLE PACKAGING SPECIALTY CARTONS RIGID PLASTIC CONTAINERS CLOSURES

Amcor shareholder value creation model Dividend (~ USD 500m) Capital expenditure (~ USD 400m) Acquisitions and/or buy-backs (~ USD 200-300m) Total shareholder value of 10-15% per annum with low volatility Growth in line with EPS ~ 4% yield Organic EPS growth of ~ 3-4% EPS growth of ~ 2-7% Strong, defensive cash flow 25